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                                                                  EXHIBIT 23.1.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1998, with respect to the 1997 financial statements of Symmetrix, Inc., included in Amendment No. 5 to the Registration Statement No. 333-63789 (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of 11,500,000 shares of its Class A common stock.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
April 14, 1999